ING Balanced Portfolio, Inc.	ING Corporate Leaders Trust Fund
ING Equity Trust	ING Intermediate Bond Portfolio
ING Investors Trust	ING Mayflower Trust
ING Money Market Portfolio	ING Mutual Funds
ING Partners Inc.	ING Prime Rate Trust
ING Series Fund, Inc.	ING Senior Income Fund
ING Strategic Allocation Portfolios, Inc.	ING Variable Funds
ING Variable Insurance Trust	ING Variable Portfolios, Inc.
ING Variable Products Trust

Supplement dated July 30, 2010

To the current Prospectuses and Statements of Additional Information

for the above-named Trusts/Companies

All Funds - All Share Classes

Effective July 30, 2010, ING Funds Distributor, LLC is changing its name to ING Investments Distributor, LLC.

All references to ING Funds Distributor, LLC in the current Prospectuses and Statements of Additional Information are hereby replaced with ING Investments Distributor, LLC.

Please retain this Supplement with your prospectus for future reference.